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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 AUGUST 16, 2004
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



                 MARYLAND                                   36-3857664
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                  60606
  (Address of principal executive offices)                  (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

         Manufactured Home Communities, Inc. (NYSE: MHC) announced that it has undertaken a preliminary assessment of the impact of Hurricane Charley on its operations. MHC has 84 investments in Florida of which 30 properties, located from Fort Myers on the west coast through Daytona on the east coast, were affected by the storm. Most of these properties suffered damage to some homes and residential structures such as awnings, roofs, screen rooms and car ports caused by wind, wind blown debris, falling trees and tree branches. Clean up efforts have begun in many of the communities. Two park model/rv resort communities, one located in Arcadia (379 sites) and one located in Punta Gorda (206 sites) have suffered substantial damage and have temporarily suspended operations. The Company expects these communities to be ready for the upcoming winter season. The Company has adequate insurance coverage, including business interruption, and the Company does not believe the immediate impact of the storm will significantly impact results of operations or our financial condition and is maintaining its current earnings guidance.

         According to Thomas Heneghan, CEO and President of MHC, "We are particularly thankful that there have been no reported deaths or injuries to our residents or employees. Our sympathies go out to those families that have suffered losses. We have begun the process of cleaning up and assisting our customers affected by the events of the past few days. Most new homes purchased over the past few years came through without much, if any, damage. This industry has done an impressive job over the years in improving the building standards for new homes and this factor significantly mitigated the damage experienced in many of our communities. I also would like to thank our employees for the tremendous effort put forth in reacting to this hurricane. We had many employees working throughout the weekend to assess the situation and react as necessary and that process continues."


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         The forward-looking statements contained herein are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has a controlling interest in 209 quality communities in 23 states consisting of 80,028 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                          MANUFACTURED HOME COMMUNITIES, INC.




                                          BY: /s/ Michael B. Berman
                                              ---------------------
                                              Michael B. Berman
                                              Vice President, Treasurer and
                                                Chief Financial Officer






DATE:  August 16, 2004
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